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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 13, 2002

Commission File Number: 1-9759

IMC Global Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3492467 (I.R.S. Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois 60045 (847) 739-1200

(Address and telephone number, including area code, of registrant's principal executive offices)

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Item 7. Financial Statements and Exhibits

(c) The exhibits are listed in the Exhibit Index hereto.

Item 9. Regulation FD Disclosure

On August 13, 2002, each of Douglas A. Pertz, Chairman and Chief Executive Officer of IMC Global Inc., and J. Reid Porter, Executive Vice President and Chief Financial Officer of IMC Global Inc., submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Copies of these statements are attached hereto as exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMC Global Inc.
J. Reid Porter J. Reid Porter Executive Vice President and Chief Financial Officer

Date: August 13, 2002

Exhibit Index

Exhibit No.	Description	Filed with Electronic Submission
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 13, 2002	X
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 13, 2002	X